UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
 ______________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2023
 ______________________________
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1341 Horton Circle, Arlington, Texas 76011
(Address of principal executive offices)
(817) 390-8200
(Registrant’s telephone number, including area code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	DHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2023, the Board of Directors (the “Board”) of D.R. Horton, Inc. (the “Company”) made the following determinations. Effective October 1, 2023, the Board appointed Paul J. Romanowski, age 53, to the office of President and Chief Executive Officer. Mr. Romanowski has been the Company’s Executive Vice President and Co-Chief Operating Officer since October 2021, after serving as a Region President overseeing the Company’s homebuilding operations in Florida and the Gulf Coast from 2014 to 2021, and in 2019 his oversight responsibilities were expanded to also include the Company’s operations in five Mid-Atlantic states. From 1999 to 2014, he served as Division President of the Company’s South Florida Division.

Mr. Romanowski was also appointed to the Company’s Board effective October 1, 2023, which appointment will increase the total number of directors to eight, five of whom are independent. Mr. Romanowski will not receive any additional compensation for serving on the Board, and there are no arrangements or understandings between Mr. Romanowski and any other person pursuant to which Mr. Romanowski was selected as a director or officer.

Effective October 1, 2023, David V. Auld will transition from his role as President and CEO to Executive Vice Chair of the Company’s Board.

Donald R. Horton will continue his role as Chairman of the Board, but effective October 1, 2023, will no longer serve as an executive officer of the Company.

The Compensation Committee of the Board will review compensation for these executives in the coming weeks as a result of these changes.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Press Release dated September 20, 2023 related to the Company's New CEO and New Executive Vice Chair.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.
Date:	September 20, 2023	By:	/s/ THOMAS B. MONTAÑO
Thomas B. Montaño
Vice President and Corporate Secretary

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